UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2006

MATTEL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-05647	95-1567322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of Principal Executive Office)	(Zip Code)

(310) 252-2000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information provided in Item 8.01 on this Form 8-K is incorporated by reference herein.

Item 8.01	Other Events

On June 8, 2006, Mattel, Inc. (“Mattel”) entered into an Underwriting Agreement with the underwriters named therein pursuant to which Mattel will issue $100 million aggregate principal amount of Floating Rate Notes due June 15, 2009 (the “2009 Notes”) and $200 million aggregate principal amount of 6.125% Notes due June 15, 2011 (the “2011 Notes” and together with the 2009 Notes, the “Notes”). The Notes are governed by the terms of a Senior Debt Indenture (the “Indenture”) between Mattel and J.P. Morgan Trust Company, National Association, as Trustee, dated as of February 15, 1996.

The interest rate on the 2009 Notes is subject to adjustment based on changes in the three-month U.S. Dollar London Interbank Offered Rate. Mattel will pay interest on the 2009 Notes quarterly on March 15, June 15, September 15 and December 15 of each year, beginning September 15, 2006. Mattel will pay interest on the 2011 Notes semi-annually on June 15 and December 15, beginning December 15, 2006.

The Notes are senior unsecured debt obligations and will rank equally among themselves and with all of Mattel’s other present and future senior unsecured indebtedness.

Mattel may not redeem the 2009 Notes before maturity. Mattel may redeem all or part of the 2011 Notes at any time at its option at a redemption price equal to the greater of (1) the principal amount of the notes being redeemed plus accrued interest to the redemption date and (2) a “make-whole” amount based on the yield of a comparable U.S. Treasury security plus 20 basis points. For more information, refer to “Supplemental Description of the Notes – Optional Redemption” in the Prospectus Supplement filed with the Securities and Exchange Commission (the “Commission”) by Mattel on June 12, 2006.

The Notes have been registered under the Securities Act of 1933 (the “Act”) pursuant to a Registration Statement on Form S-3 (No. 333-134740) (the “Registration Statement”) previously filed with the Commission by Mattel under the Act. Copies of the Underwriting Agreement and the forms of Notes are furnished as exhibits hereto and incorporated herein by reference. On June 8, 2006, Mattel issued a press release announcing the offering of Notes; the press release is furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.2 is furnished pursuant to Item 8.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934. Mattel hereby files the following exhibits (other than Exhibit 99.2 below) to, and incorporates such exhibits (other than Exhibit 99.2 below) by reference in, the Registration Statement which was filed on June 5, 2006 and supplemented by the Prospectus Supplement filed with the Securities and Exchange Commission on June 12, 2006, or otherwise pursuant to requirements of Form
8-K:

1.1	Underwriting Agreement, dated June 8, 2006.

4.1	Form of Floating Rate Notes due June 15, 2009.

4.2	Form of 6.125% Notes due June 15, 2011.

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement.

99.2**	Mattel’s Press Release, dated June 8, 2006.

**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mattel, Inc. Registrant

Date: June 12, 2006	By:	/S/ ROBERT NORMILE
Robert Normile Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 8, 2006.

4.1	Form of Floating Rate Notes due June 15, 2009.

4.2	Form of 6.125% Notes. Due June 15, 2011.

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement.

99.2**	Mattel’s Press Release, dated June 8, 2006.

**	Furnished herewith.